Exhibit 10.26
EXECUTION COPY
FIRST AMENDMENT
TO
AMENDED AND RESTATED SENIOR REVOLVING CREDIT AGREEMENT
Dated Effective as of November 16, 2005
among
PETROHAWK ENERGY CORPORATION,
as Borrower,
THE GUARANTORS,
BNP PARIBAS,
as Administrative Agent,
and
THE LENDERS PARTY HERETO

FIRST AMENDMENT TO AMENDED AND RESTATED SENIOR REVOLVING
CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO AMENDED AND RESTATED SENIOR REVOLVING CREDIT AGREEMENT (this “First Amendment”) dated effective as of November 16, 2005, is among PETROHAWK ENERGY CORPORATION, a Delaware corporation (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); BNP PARIBAS, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and each of the undersigned Lenders.
R E C I T A L S
     A. The Borrower, the Agents and the Lenders are parties to that certain Amended and Restated Senior Revolving Credit Agreement dated as of July 28, 2005 (the “Credit Agreement”) pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
     B. The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.
     C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all section references in this First Amendment refer to sections of the Credit Agreement.
     Section 2. Amendments to Credit Agreement.
     2.1 Amendments to Section 1.02. The definition of “Agreement” is hereby amended in its entirety to read as follows:
     “Agreement” means this Credit Agreement, as amended by the First Amendment, and as the same may from time to time be amended, modified, supplemented or restated.
     2.2 Redemption of Senior Unsecured Notes. Clause (i)(B) of Section 9.04(b) and the words “and/or” immediately preceding such clause are hereby deleted and the following inserted in lieu thereof:
     (B) prepay the Senior Unsecured Notes and any premiums relating thereto with the proceeds of any Permitted Refinancing Debt or with the Net Cash Proceeds of any sale of Equity Interests (other than Disqualified Capital Stock) of the Borrower and/or

     (C) Redeem or otherwise purchase the Senior Unsecured Notes, provided that (1) the aggregate amount spent to Redeem or otherwise purchase such Senior Unsecured Notes under this subclause (C) does not exceed $25,000,000 and (2) after giving pro forma effect to any such Redemption or purchase, the Borrower would have at least $25,000,000 of unused availability under the Commitments; or
     Section 3. Conditions Precedent. This First Amendment shall become effective as of November 16, 2005 on the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):
     3.1 The Administrative Agent shall have received from the Majority Lenders, the Borrower and each Guarantor, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Persons.
     3.2 All fees and other expenses required to be paid in connection with the First Amendment shall have been paid.
     3.3 No Default shall have occurred and be continuing, after giving effect to the terms of this First Amendment.
     Section 4. Miscellaneous.
     4.1 Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.
     4.2 Ratification and Affirmation; Representations and Warranties. Each Obligor hereby (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default has occurred and is continuing and (iii) since December 31, 2004, there has been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.
     4.3 Loan Document. This First Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
     4.4 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
     4.5 No Oral Agreement. This First Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
     4.6 GOVERNING LAW. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed, to be effective as of November 16, 2005.

BORROWER:	PETROHAWK ENERGY CORPORATION

	By:	/s/ Floyd C. Wilson

Floyd C. Wilson
President and Chief Executive Officer

GUARANTORS:	PETROHAWK OPERATING COMPANY

P-H ENERGY, LLC

PETROHAWK PROPERTIES, LP
	By:	P-H Energy, LLC Its General Partner

BETA OPERATING COMPANY, L.L.C.
	By:	PETROHAWK ENERGY CORPORATION
Its Sole Member

TCM, L.L.C.
	By:	BETA OPERATING COMPANY, L.L.C.
Its Sole Member

	By:	PETROHAWK ENERGY CORPORATION
Its Sole Member

RED RIVER FIELD SERVICES, L.L.C.
	By:	BETA OPERATING COMPANY, L.L.C.
Its Sole Member

	By:	PETROHAWK ENERGY CORPORATION
Its Sole Member

PROHAWK OIL & GAS CORPORATION

PROHAWK OPERATING, LLC
	By:	PROHAWK OIL & GAS CORPORATION
Its Sole Member-Manager

MISSION E&P LIMITED PARTNERSHIP
	By:	BLACK HAWK OIL COMPANY
Its General Partner

BLACK HAWK OIL COMPANY

	By:	/s/ Floyd C. Wilson

Floyd C. Wilson
President and Chief Executive Officer

PETROHAWK HOLDINGS, LLC

MISSION HOLDINGS LLC

By:	/s/ Connie D. Tatum

Connie D. Tatum
President

ADMINISTRATIVE AGENT:	BNP PARIBAS,
as Administrative Agent

	By:	/s/ Brian M. Malone

	Name:	Brian M. Malone
	Title:	Managing Director

	By:	/s/ Evans R. Swann

	Name:	Evans R. Swann
	Title:	Director

BNP PARIBAS

	By:	/s/ Brian M. Malone

	Name:	Brian M. Malone
	Title:	Managing Director

	By:	/s/ Evans R. Swann

	Name:	Evans R. Swann
	Title:	Director

BANK OF AMERICA, N.A.

	By:	/s/ Gregory B. Hanson

	Name:	Gregory B. Hanson
	Title:	Vice President

JPMORGAN CHASE BANK, N.A.

	By:	/s/ Elizabeth Pavlas

	Name:	Elizabeth Pavlas
	Title:	Assistant Vice President

WELLS FARGO BANK, N.A.

By:	/s/ Jeff Dalton

Name:	Jeff Dalton
Title:	Vice President

HARRIS NESBITT FINANCING, INC.

By:	/s/ James V. Ducote

Name:	James V. Ducote
Title:	Vice President

KEYBANK, NATIONAL ASSOCIATION

By:	/s/ Thomas Rajan

Name:	Thomas Rajan
Title:	Vice President

ALLIED IRISH BANKS P.L.C.

By:	/s/ Mark Connelly

Name:	Mark Connelly
Title:	Vice President

By:	/s/ Aidan Lanigan

Name:	Aidan Lanigan
Title:	Vice President

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ W. Bryan Chapman

Name:	W. Bryan Chapman
Title:	Senior Vice President, Energy Lending

FORTIS CAPITAL CORP.
By:

Name:
Title:

By:

Name:
Title:

SUNTRUST BANK

By:	/s/ Sean M. Roche

Name:	Sean M. Roche
Title:	Vice President

BANK OF TEXAS, N.A.

By:

Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Monte E. Deckerd

Name:	Monte E. Deckerd
Title:	Vice President

COMERICA BANK

By:	/s/ Huma Vadgama

Name:	Huma Vadgama
Title:	Vice President

COMPASS BANK

By:	/s/ Murray E. Brasseux

Name:	Murray E. Brasseux
Title:	Executive Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Evelyn Lazala

Name:	Evelyn Lazala
Title:	Vice President

By:	/s/ Lana Gifas

Name:	Lana Gifas
Title:	Vice President

MACQUARIE BANK LIMITED

By:

Name:
Title:

STERLING BANK

By:	/s/ Jeff A. Forbis

Name:	Jeff A. Forbis
Title:	Senior Vice President